Long-term Debt	6 Months Ended
Jun. 30, 2012
Long-term Debt [Abstract]
Long-term Debt
9. Long-term debt:

The amount of long-term debt shown in the accompanying consolidated balance sheets is analyzed as follows:

	December	June
	31, 2011	30, 2012
Convertible Senior Notes	$700,000	$700,000
Ocean Rig Senior Notes	500,000	500,000
Loan Facilities - Drybulk Segment	841,453	747,589
Loan Facilities - Tanker Segment	130,048	233,815
Loan Facilities - Drilling Segment	2,279,167	2,183,333
Less: Deferred financing costs	(192,183)	(169,963)
Less: Dryships participation in Ocean Rig Senior Notes	(18,000)	-
Add: Valuation of Dryships participation in Ocean Rig Senior Notes	1,350	-
Total debt	4,241,835	4,194,774
Less: Current portion	(429,149)	(499,823)
Long-term portion	$3,812,686	$3,694,951

Convertible Senior Notes and Related Borrow Facility

In conjunction with the Company's public offering of an aggregate of $460,000 and $240,000 aggregate principal amount of 5% Convertible unsecured Senior Notes (the "Notes") in November 2009 and April 2010, respectively (collectively, the "Notes"), the Company entered into share lending agreements with an affiliate of the underwriter of the offering, or the share borrower, pursuant to which the Company loaned the share borrower approximately 36,100,000 shares of the Company's common stock. Under the share lending agreements, the share borrower is required to return the borrowed shares when the Notes are no longer outstanding. The Company did not receive any proceeds from the sale of the borrowed shares by the share borrower, but the Company did receive a nominal lending fee of $0.01 per share from the share borrower for the use of the borrowed shares. During 2011 and 2012, the share borrower returned 1,000,000 and 10,000,000, respectively, of the above loaned shares to the Company, which were not retired and are included as treasury stock in the accompanying balance sheets as of December 31, 2011 and June 30, 2012.

The fair value of the outstanding loaned shares as of December 31, 2011 and June 30, 2012, was $70,200 and $54,969, respectively. On the day of the Notes issuance the fair value of the share lending agreements was determined to be $14,476, based on a 5.5% interest rate of the Notes without the share lending agreement and was recorded as debt issuance cost. Amortization of the issuance costs associated with the share lending agreement during the six-month periods ended June 30, 2011 and 2012 was $1,476 and $1,483, respectively, and is included in "Interest and finance costs." The unamortized balance as of December 31, 2011 and June 30, 2012, was $8,690 and $7,206, respectively.

Effective September 19, 2011, the applicable conversion price of the Notes changed to $6.9 per share. The previous conversion price of $7.19 per share was adjusted downward in connection with the Company's partial spin off of Ocean Rig common stock held by the Company. Since the Company's stock price was below the Notes conversion price of $6.9 as of June 30, 2012, the if-converted value did not exceed the principal amount of the Notes.

The total interest expense related to the Notes in the Company's unaudited interim condensed consolidated statement of operations for the six-month periods ended June 30, 2011 and 2012, was $33,760 and $36,121, respectively, of which $16,260 and $18,621, respectively are non-cash amortization of the discount on the liability component and $17,500 and $17,500, respectively are the contractual interest paid semi-annually at a coupon rate of 5% per year. At December 31, 2011 and June 30, 2012, the net carrying amount of the liability component and unamortized discount were $572,113 and $590,734, respectively, and $127,887 and $109,266, respectively.

The Company's interest expense associated with the $460,000 aggregate principal amount and $240,000 aggregate principal amount of Notes is accretive based on an effective interest rate of 12% and 14%, respectively.

Ocean Rig Senior Notes

On April 27, 2011, Ocean Rig issued $500,000 aggregate principal amount of its 9.5% senior unsecured notes due 2016 (the "OCR UDW Notes") offered in a private placement, resulting in net proceeds of approximately $487.5 million. The OCR UDW Notes are unsecured obligations and rank senior in right of payment to any future subordinated indebtedness and equally in right of payment to all of the Company's existing and future unsecured senior indebtedness.

The OCR UDW Notes are not guaranteed by any of the Company's subsidiaries. Ocean Rig may redeem some or all of the OCR UDW Notes as follows: (i) at any time and from time to time from April 27, 2014 to April 26, 2015, at a redemption price equal to 104.5% of the aggregate principal amount, plus accrued and unpaid interest to the date of redemption; or (ii) at any time and from time to time from April 27, 2015 at a redemption price equal to 102.5% of the aggregate principal amount, plus accrued and unpaid interest to the date of redemption. Upon a change of control, which occurs if 50% or more of Ocean Rig's shares are acquired by any person or group other than DryShips or its affiliates, the noteholders will have an option to require Ocean Rig to purchase all outstanding notes at a redemption price of 100% of the principal amount thereof plus accrued and unpaid interest to the date of purchase. As of June 30, 2012, Ocean Rig was in compliance with the agreement's financial covenants.

The total interest expense and debt amortization cost related to the OCR UDW Notes in the accompanying unaudited interim condensed consolidated statement of operations for the six-month periods ended June 30, 2011 and 2012, was $8,312 and $24,595, respectively. The contractual semi-annual coupon interest rate is 9.5% per year.

On April 26, 2011, DryShips agreed to purchase from three unaffiliated companies OCR UDW Notes in the total aggregate principal amount of $75,000. During the period from May 19, 2011 to July 27, 2011, the Company sold to third parties these senior unsecured notes with a notional amount of $57,000 resulting in a gain of $1,406. The remaining $18,000 senior unsecured notes were also sold during the period from March 15, 2012 to March 30, 2012, to third parties with a notional amount of $18,000 resulting in a gain of $709.

Term bank loans and credit facilities

The Company's bank loans are payable in U.S. Dollars in quarterly and semi-annual installments with balloon payments due at maturity between January 2015 and December 2020. Interest rates on the outstanding loans as at June 30, 2012 are based on LIBOR plus a margin, except for an amount of $486,111 from the Loan facilities which are based on a fixed interest rate.

On January 4, 2012, the Company entered into a supplemental agreement for the term bank loan dated July 23, 2008 and the vessel Woolloomooloo was pledged as collateral to secure the bank loan.

On February 9, 2012, the Company entered into two supplemental agreements for a shortfall in the security cover ratio and pledged 10,000,000 of its shares of Ocean Rig as additional security. The share pledge expired on March 31, 2012.

On February 14, 2012, the Company entered into a $122,580 secured credit facility to partially finance the construction costs relating to three of its Very Large Ore Carriers (“VLOCs”) under construction, which are scheduled for delivery in September 2012, October 2012 and January 2013. The facility bears interest at LIBOR plus a margin and is repayable in forty eight installments. The facility is secured with guarantees from Cardiff and the Company. As at June 30, 2012, no amounts have been drawn down under this facility.

On March 19, 2012, the Company entered into a loan facility of up to $87,654 to partially finance the acquisition cost of vessel Raraka and the newbuildings H1241 and H1242. The loan bears interest at LIBOR plus a margin and is repayable in thirty-two quarterly installments plus a balloon payment payable with the last installment. The Company has drawn down an amount of $19,065 related to the vessel Raraka.

On May 9, 2012, Ocean Rig signed an amendment under its $800,000 secured term loan agreement with Nordea Finland Plc. to, among other things, terminate the guarantee by DryShips and remove the related covenants and the cross-acceleration provisions relating to the DryShips' indebtedness for its drybulk carrier and tanker fleet and Ocean Rig's indebtedness under its other credit facilities. As a result of the amendment, a default by DryShips under one of its loan agreements for its drybulk carrier and tanker fleet or a default by Ocean Rig under one of its other credit facilities and the acceleration of the related debt will no longer result in a cross-default under the $800,000 secured term loan agreement that would provide the lenders with the right to accelerate the outstanding debt under the loan agreement. In addition, under the terms of the loan agreement, as amended, (i) Ocean Rig is permitted to buy back its own common shares; (ii) Drillships Holdings Inc., is able to pay dividends to Ocean Rig as its shareholder; and (iii) Ocean Rig is permitted to pay dividends, make distributions and effect redemptions or returns of share capital in an amount of up to 50% of net income, provided it maintains minimum liquidity in an aggregate amount of not less than $200,000 in cash and cash equivalents and restricted cash and provide evidence to the lenders through cash flow forecasts that Ocean Rig will maintain such level for the next 12 months following the date of the dividend, distribution or redemption or return of share capital. The amendment also provides for a reduction in the amount of minimum free cash required to be maintained by Drillships Holdings Inc. from $75,000 to $50,000. Under the original agreement, Ocean Rig is also required to maintain minimum free cash of $100,000.

On May 14, 2012, Ocean Rig signed amendments to its two $495,000 credit facilities with Deutsche Bank Luxembourg S.A. as agent (the "Deutsche Bank Credit Facilities") to, among other things, remove the payment guarantee of DryShips, subject to reinstatement as discussed below and remove the financial covenants for DryShips and the cross-default provision relating to the DryShips' outstanding indebtedness for its drybulk carrier and tanker fleet. As a result of the amendments, a default by DryShips under one of its loan agreements for its drybulk carrier and tanker fleet will not result in a cross-default under the Deutsche Bank Credit Facilities that would provide Ocean Rig's lenders thereunder with the right to accelerate Ocean Rig's outstanding debt under these facilities.

In addition, the amendments also removed the automatic prepayment mechanism under the Deutsche Bank Credit Facilities. Ocean Rig is also required to increase its debt service reserve account by an aggregate amount of $57,000 beginning September 2014.. Furthermore, under the amended Deutsche Bank Credit Facilities, Ocean Rig is permitted to pay dividends, make distributions and effect redemptions or returns of share capital in an amount of up to 50% of net income, provided it maintains minimum liquidity in an aggregate amount of not less than $200,000 in cash and cash equivalents and restricted cash and provide evidence to the lenders through cash flow forecasts that Ocean Rig will maintain such level for the next 12 months following the date of the dividend, distribution or redemption or return of share capital. Under the terms of the amended Deutsche Bank Credit Facilities, in the event of a breach by Ocean Rig of the financial covenants contained in its guarantees, the unconditional and irrevocable payment guarantees of DryShips will be reinstated; pursuant to which DryShips will be obligated to pay, upon demand by the lenders, any amount outstanding under the loans upon a failure by Ocean Rig to pay such amount. In addition, DryShips will be required to indemnify the lenders in respect of any losses they incur in respect of any amounts due under the loans that are not recoverable from DryShips under the guarantees and that Ocean Rig fails to pay. The amount payable by DryShips under the guarantees will be limited to $214.000 with respect to the facility for the Ocean Rig Poseidon and $225,000 with respect to the facility for the Ocean Rig Mykonos, in each case plus any other amounts that become payable in connection with the payment of such amount. The guarantees do not include any financial covenants applicable to DryShips or cross-default provisions in relation to DryShips' indebtedness for its drybulk carrier and tanker fleet.

On May 18, 2012, Ocean Rig signed an amendment under its $1,040,000 credit facility with DNB Bank ASA as agent, to amend the facility to, among other things, remove the cross-acceleration clause relating to DryShips' indebtedness for its drybulk carrier and tanker fleet. As a result of the amendment, a default by DryShips under one of its loan agreements for its drybulk carrier and tanker fleet and the acceleration of the related debt will not result in a cross-default under the $1,040,000 credit facility that would provide the lenders with the right to accelerate the outstanding debt under the facility. Under the terms of the facility, as amended, the cross acceleration relating to the DryShips' outstanding indebtedness for its drybulk carrier and tanker fleet is replaced with a cross acceleration relating to the outstanding indebtedness of Ocean Rig, which now provides a guarantee under the facility. Furthermore, under the amended credit facility, Drill Rigs Holdings Inc. is restricted from paying or declaring a dividend without the prior written consent of the lenders if the employment contract for the Leiv Eiriksson with the consortium coordinated by Rig Management Norway has expired or has been terminated, cancelled or rescinded until it has been replaced to the satisfaction of the majority of the lenders.

The aggregate available undrawn amounts under the Company's credit facilities at December 31, 2011 and June 30, 2012, were $109,037 and $189,743, respectively. The Company is required to pay a quarterly commitment fee of 1.08% as of December 31, 2011 and a quarterly commitment fee ranging from 0.25% to 1.14%, as of June 30, 2012, per annum on its undrawn portions of the lines of credit.

The weighted-average interest rates on the above outstanding debt were: 5.73% for the six-month period ended June 30, 2011 and 5.71% for the six-month period ended June 30, 2012.

The above loans are secured by first priority mortgages over the vessels, drilling rigs and drillships, corporate guarantees and first assignment of all freights, earnings, insurances and requisition compensation. The loans contain covenants including restrictions, without the bank's prior consent, as to changes in the management and ownership of the vessels, additional indebtedness and mortgaging of vessels and changes in the general nature of the Company's business. In addition, some of the vessel owning companies are not permitted to pay any dividends to DryShips nor DryShips is permitted to pay dividends to its shareholders without the lender's prior consent. The loans also contain certain financial covenants relating to the Company's financial position, operating performance and liquidity. The Company's secured credit facilities impose operating and negative covenants on the Company and its subsidiaries. These covenants may limit the Dryships' subsidiaries' ability to, among other things, without the relevant lenders' prior consent (i) incur additional indebtedness, (ii) change the flag, class or management of the vessel mortgaged under such facility, (iii) create or permit to exist liens on their assets, (iv) make loans, (v) make investments or capital expenditures, and (vi) undergo a change in ownership or control.

As of June 30, 2012, the Company was in compliance with its financial covenants or had the ability to remedy breaches of the financial covenants contained in its credit facilities. As of June 30, 2012, the Company was not in compliance with certain loan-to-value ratios contained in certain of its original loan agreements under which a total of $583,303 was outstanding as of that date. As a result, the Company may be required to prepay indebtedness or provide additional collateral to its lenders in the form of cash amounting to $146,536, in order to comply with these ratios, which is classified under current liabilities in the accompanying consolidated balance sheet.

Total interest incurred on long-term debt and amortization of debt issuance cost, including capitalized interest, for the six-months ended June 30, 2011 and 2012, amounted to $80,919, and $112,593, respectively. These amounts net of capitalized interest are included in "Interest and finance costs" in the accompanying unaudited interim condensed consolidated statements of operations.

The annual principal payments required to be made after June 30, 2012, including balloon payments, totaling $4,364,737 due through December 2020, are as follows:

June 30 2013	$512,575
June 30 2014	710,993
June 30 2015	998,825
June 30 2016	1,434,820
June 30, 2017 and thereafter	707,524
Total principal payments	4,364,737
Less: Financing fees and equity component of notes	(169,963)
Total debt	$4,194,774